SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

  Date of Report (Date of earliest event reported) May 3, 2005 (April 28, 2005)
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                              LEGAL ACCESS TECHNOLOGIES, INC.
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                  (Exact name of registrant as specified in its charter)


          Nevada                         000-19457                           87-0473323
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(State or other jurisdiction      (Commission File Number)       (IRS Employer Identification No.
   of incorporation)


                    3275 E. Warm Springs Road, Las Vegas, NV          89120
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                    (Address of principal executive offices)        (Zip Code)

             Registrant's telephone number, including area code (702) 949-6115

                                           N/A
                                      -------------
               (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

On April 28, 2005, WEC Acquisition Sub, Inc. ("WEC"), a Georgia corporation and wholly-owned subsidiary of the Company entered into an Agreement and Plan of Merger (the "Agreement") with World Explorer Corporation, a Georgia corporation ("World Explorer"). Under the terms of the Agreement, (i) World Explorer, as the surviving company in the merger (the "Merger"), will become a wholly-owned subsidiary of the Company, (ii) the stockholders of World Explorer immediately prior to the Merger shall become stockholders of the Company, and (iii) each of the 40,000,000 shares of World Explorer common stock, par value $0.01, outstanding immediately prior to the Merger will be converted into one (1) share of the Company's common stock, par value $0.001.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 28, 2004, the Company, WEC and World Explorer completed the Merger pursuant to the Agreement. As a result of the Agreement and the Merger, (i) World Explorer became a wholly-owned subsidiary of the Company, (ii) the stockholders of World Explorer immediately prior to the Merger received a total of 40,000,000 shares of the Company's common stock, par value $0.001, and (iii) the former World Explorer shareholders beneficially own approximately 83% of

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the voting control of the Company.

In connection with the Merger, the Company elected Herbert C. Leeming as a Director and President.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

As described above, on April 28, 2005, the Company issued 40,000,000 shares of its common stock to the shareholders of World Explorer. The shares of common stock were issued in connection with the Merger. The issuance was determined to be exempt from registration under the Securities Act in reliance on Section 4(2). No underwriters were involved in connection with the sale of these securities.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

As described above, on April 28, 2005, the Company issued 40,000,000 shares of its common stock to the shareholders of World Explorer, in connection with the Merger. As a result, the former World Explorer shareholders will beneficially own approximately 83% of the voting control of the Company.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In connection with the Merger, the Company elected Herbert C. Leeming as a Director and President. Prior to the execution of the Agreement, the Company elected Rene Guardiola to its board of directors.

Effective April 28, 2005, the officers and directors of the Company are as follows:

NAME                        AGE         POSITION
------------------        --------      ----------------------------------------
Herbert C. Leeming          57          President and Director
Kurt Bordian                36          Chief Financial Officer and Director
Rene Guardiola              35          Director

Herbert C. Leeming has been the President and a director of World Explorer since June 14, 2004. Mr. Leeming was previously a co-founder of Admiralty Corporation ("Admiralty"), a Georgia corporation and wholly-owned subsidiary of Ruby Mining Company, a public corporation quoted on the OTC Bulletin Board under the symbol RUBM.OB. Admiralty was formed to develop proprietary, non-ferrous metal detection technology to be incorporated into a specialized, remote-sensing detection device capable of locating and differentiating among precious metals buried in coral or under the ocean floor, to be used in historic shipwreck and recovery operations. Mr. Leeming also previously served as Admiralty's Chairman of the Board and as its Chief Executive Officer and President. Prior to 1988, Mr. Leeming was active in oil and gas exploration and production, energy management, real estate acquisition and financing.

Kurt Bordian has been the Chief Financial Officer and a director of the Company since November 22, 2004. Mr. Bordian graduated from the University of Manitoba in 1996 with a Bachelor of Commerce (Honors) Degree. He has worked chiefly in the mineral exploration and oil and gas industries, and since 2000 has held the position of Senior Accountant with three public companies exploring and operating in the Solomon Island, Ghana, Tunisia and Western Canada. Mr. Bordian most recently held the position of Operations Manager for a mineral exploration company, liaising with exploration projects in Western Canada.

Rene Guardiola has been a director of the Company since April 26, 2005. Mr. Guardiola is a native of Panama. He has been self-employed for the last 10 years as an independent consultant in Maritime affairs, with expertise in Central and South American salvage negotiations. He has assisted in the successful conclusion of agreements between the Maritime officials of the Governments of Panama, Costa Rica, Mexico, and Brazil and both individual and corporate salvers. From 1994 to 1998 he was also general manager of a privately owned salvage company in Costa Rica.


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Section 8

Item 8.01 Other Events

On May 3, 2005, the Company's Board of Directors approved a change for the Company from "Legal Access Technologies, Inc." to "UnderSea Recovery Corporation" to more closely reflect the Company's intended operations after the Merger. The Board of Directors has recommended that the shareholders of the Company approve the name change, which will only become effective if approved by the Company's shareholders, and after the required filings and waiting periods under Schedule 14A or 14C of the Securities Exchange Act of 1934 (as appropriate) are completed and an amendment to the Company's Articles of Incorporation is filed with the Secretary of State of the state of Nevada.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired

    To be filed by amendment.

(b) Pro Forma Financial Information

    To be filed by amendment.

(c) Exhibits

      2.1    Agreement and Plan of Merger


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Legal Access Technologies, Inc.



                                                By: /s/ Herbert C. Leeming
                                                --------------------------------
                                                Herbert C. Leeming, President

Dated: May 3, 2005


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